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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  NOVEMBER 15, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

On November 15, 2005, BKF Capital Group, Inc. (the "Company"), and Philip Friedman ("Employee") entered into the First Amendment (the "Amendment") to Retention Agreement (the "Agreement"), which was entered into as of August 11, 2005 among the Employee, the Company and a subsidiary of the Company. The Amendment extends the term of the Agreement to December 31, 2006, subject to the terms of the Agreement, as amended.

Under the Amendment, for the calendar/compensation year 2006, Employee's annual base salary, and the annual base salary of Jack Murphy ("Murphy"), will continue to be $800,000. Except as otherwise provided, for the calendar/compensation year 2006, the Company will pay the members identified in the Amendment (the "2006 Group Members") of the 2006 Long Only Investment and Trading Group (the "2006 Group"), which 2006 Group is currently headed by Employee, a total minimum cash bonus compensation (inclusive of 401k contributions made by the Company, consistent with prior policy) of $7,012,721 ("2006 Group Minimum Bonus Compensation Pool"). Each 2006 Group Member will be paid his/her 2006 bonus on or before January 15, 2007. However, if the Company and Employee enter into a contract prior to March 31, 2006 involving a bonus pool arrangement for 2006, such pool will supersede the 2006 Group Minimum Cash Bonus Compensation Pool provided in the preceding sentence. In addition, the 2006 Group Minimum Bonus Compensation Pool may be allocated between and/or among Employee, Murphy, the 2006 Group Members and/or Other 2006 Group Members (as defined below), or some of them at the sole and exclusive discretion of Employee subject to the conditions described in the Amendment.

Unless the Company and Employee enter into a new employment agreement by March 31, 2006, 25% of the 2006 Group Minimum Cash Bonus Compensation Pool for 2006 will be paid by the Company no later than April 14, 2006 to Employee, Murphy, 2006 Group Members and Other 2006 Group Members employed by the Company as of March 31, 2006, as determined by Employee (or Murphy, as applicable) in accordance with the Amendment.

The 2006 Group Minimum Bonus Compensation Pool will exclude and be in addition to any payments made from the other Alternative groups. Any person who joins the 2006 Group in 2006 after execution of the Amendment ("Subsequent Group Member") will be paid a 2006 cash bonus by the Company pursuant to a separate written agreement and not from the 2006 Group Minimum Bonus Compensation Pool. Certain persons as identified in the Amendment (the "Separate 2006 Group Members") will also be paid 2006 cash bonus compensation by the Company, separate from and outside of the 2006 Group Minimum Bonus Compensation Pool. The Subsequent Group Members and Separate Group Members are collectively referred to herein as the "Other Group Members." Murphy, the Group Members and Other Group Members are intended to be, and are, third party beneficiaries to the Amendment, and have the right to enforce the Amendment.

In addition to the 2006 Group Minimum Cash Bonus Compensation Pool, the Company will also grant restricted stock awards (the "2006 Equity Pool") with respect to 50,000 shares of common stock of the Company ("Common Stock") no later than March 31, 2006. The terms and conditions applicable to the 2006 Group Minimum Cash Bonus Pool will also apply to the 2006 Equity Pool subject to certain exceptions. Employee, Murphy, each Group Member and each Other Group Member have certain rights if the Company makes an offering to its security holders of rights to subscribe to additional shares of the Company's Common Stock.

If after December 31, 2005 and on or prior to December 31, 2006, the employment of Employee terminates pursuant to a Qualifying Termination, then the Company will provide to Employee, within ten (10) days following the Date of Termination, a lump-sum cash amount equal to the sum of: (A) Employee's unpaid base salary through December 31, 2006; (B) the amount of Employee's 2005 cash bonus; (C) the equivalent value of the equity Employee was allocated determined by applying the Common Stock closing share price on the date immediately prior to the date of the Qualifying Termination; and (D) any accrued and unused vacation pay. Similarly, if on or prior to December 31, 2006, the employment of Murphy terminates pursuant to a Qualifying Termination, then the Company will provide to Murphy, within ten (10) days following the Date of Termination, a lump-sum cash amount equal to the sum of: (A) Murphy's unpaid base salary through December 31, 2006; (B) the amount of Murphy's 2005 cash bonus; (C) the equivalent value of the equity Employee was allocated determined by applying the Common Stock closing share price on the date immediately prior to the date of the Qualifying Termination; and (D) any accrued and unused vacation pay. The Employee will also have certain benefits upon a Qualifying Termination.

If on or prior to December 31, 2006, the employment of Employee terminates other than by reason of a Qualifying Termination, then the Company will pay to Employee within thirty (30) days following the Date of Termination, a lump-sum cash amount equal to the sum of: (i) Employee's base salary through the Date of Termination; and (ii) any accrued vacation pay, in each case to the extent not theretofore paid.

The Employee will not be subject to any of the non-solicitation restrictions set forth in the Agreement following the later of the Date of Termination or March 31, 2006, subject to certain exceptions.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.


ITEM 7.01.   REGULATION FD DISCLOSURE.

On November 15, 2005, the Chief Executive Officer of the Company sent a letter (the "Letter") to the stockholders of the Company, informing them of certain recent developments in the Company and describing the Company's business strategy. A copy of the Letter is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



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ITEM 8.01.   OTHER EVENTS.

On November 15, 2005, the Company issued a press release announcing extension of Philip Friedman and the investment team retention agreeement. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (c)   EXHIBITS

             EXHIBIT      DESCRIPTION
             -------      -----------
               10.1       First Amendment to Retention Agreement between BKF
                          Capital Group, Inc. and Philip Friedman, dated
                          November 15, 2005.

               99.1       Letter to Stockholders, dated November 15, 2005.

               99.2       Press Release, dated November 15, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   November 16, 2005

                                     BKF CAPITAL GROUP, INC.



                                     By: /s/ Norris Nissim
                                         ---------------------------
                                     Name:  Norris Nissim
                                     Title: Vice President, General
                                            Counsel and Secretary